UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2012

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)

250 GLEN STREET, GLENS FALLS, NEW YORK 12801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On January 24, 2012, Arrow Financial Corporation issued a press release containing unaudited financial information and accompanying discussion for the quarter-to-date and year-to-date periods ended December 31, 2011.  A copy of this press release is furnished as Exhibit 99 to this report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

Exhibits:

Exhibit No.    Description
Exhibit 99    Arrow Financial Corporation Press Release dated January 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION
Registrant

Date: January 24, 2012	/s/ Terry R. Goodemote
Terry R. Goodemote, Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description
Exhibit 99    Arrow Financial Corporation Press Release dated January 24, 2012.